UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Small-Cap Value Portfolio
655 Broad Street
17th Floor

Newark, New Jersey 07102

Information Statement

April 27, 2022

To the Shareholders:

At a meeting held on January 18-19, 2022, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) for the AST Small-Cap Value Portfolio (the Portfolio). Effective February 18, 2022, Boston Partners Global Investors, Inc. (Boston Partners), Goldman Sachs Asset Management, L.P. (Goldman Sachs), and Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley and together with Boston Partners and Goldman Sachs, the New Subadvisers) were added as new subadvisers to serve alongside J.P. Morgan Investment Management Inc. (J.P. Morgan) as the subadvisers to the Portfolio.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements with each of the New Subadvisers to replace an existing subadvisory agreement with LMCG Investments, LLC (LMCG). Prior to February 18, 2022, LMCG and J.P. Morgan served as subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointment of the New Subadvisers to serve alongside J.P. Morgan as subadvisers to the Portfolio and will not affect the subadvisory agreement with J.P. Morgan. The New Subadvisory Agreements became effective February 18, 2022. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

ASTSCVIS2

Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Small-Cap Value Portfolio
655 Broad Street
17th Floor
Newark, New Jersey 07102

Information Statement

April 27, 2022

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Small-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as investment managers to the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio. At a meeting held on January 18-19, 2022 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved new subadvisory agreements for the Portfolio. Effective February 18, 2022, Boston Partners Global Investors, Inc. (Boston Partners), Goldman Sachs Asset Management, L.P. (Goldman Sachs), and Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley and together with Boston Partners and Goldman Sachs, the New Subadvisers) were added as new subadvisers to serve alongside J.P. Morgan Investment Management Inc. (J.P. Morgan) as the subadvisers to the Portfolio.

As the investment managers to the Portfolio, the Manager has entered into the New Subadvisory Agreements with each of the New Subadvisers to replace an existing subadvisory agreement with LMCG Investments, LLC (LMCG). Prior to February 18, 2022, LMCG and J.P. Morgan served as the subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointment of the New Subadvisers to serve alongside J.P. Morgan as subadvisers to the Portfolio and will not affect the subadvisory agreement with J.P. Morgan. The New Subadvisory Agreements became effective February 18, 2022.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreements. The Management Agreement and the subadvisory agreement between the Manager and J.P. Morgan was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2021 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about April 27, 2022 to shareholders investing in the Portfolio as of February 18, 2022.

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

Approval of the New Subadvisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered new subadvisory agreements (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with respect to the AST Small-Cap Value Portfolio (the Portfolio): (i) between PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) and Boston Partners Global Investors, Inc. (Boston Partners); (ii) between the Manager and Goldman Sachs Asset Management, L.P. (Goldman Sachs); and (iii) between the Manager and Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley, and together with Boston Partners and Goldman Sachs, the New Subadvisers).

The Board, including all of the trustees who are not parties to the New Subadvisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on January 18-19, 2021 (the Board Meeting) and approved the New Subadvisory Agreements at the Board Meeting for an initial two-year period after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meetings, the Board requested and received materials relating to each of the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. The Board noted that it was considering each of the New Subadvisory Agreements in connection with the proposed termination of the subadvisory agreement with LMCG Investments, LLC (LMCG) and the proposed merger of the AST Goldman Sachs Small-Cap Value Portfolio into the Portfolio.

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers, or in advance of, the Board Meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by LMCG and J.P. Morgan Investment Management Inc. (J.P. Morgan) under the current subadvisory agreements for the Portfolio (the Current Subadvisory Agreements), and those that would be provided by each of the New Subadvisers and under the New Subadvisory Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Current Subadvisory Agreements, and those that would be provided to the Portfolio by the New Subadvisers under the New Subadvisory Agreements, were similar in that J.P. Morgan and New Subadvisers are, or would be, required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers from AST’s Chief Compliance Officer. The Board also noted that each of the New Subadvisers provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers the background information that it had reviewed regarding each of the New Subadvisers and its prior experience with each of the New Subadvisers with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadvisers managing the Portfolio’s assets, taking into account the proposed allocation to each of the New Subadvisers and J.P. Morgan, as well as a comparison of such performance information against the Portfolio’s benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to each of the New Subadvisers.

The Board noted that it would consider performance information as part of future annual reviews of the New Subadvisory Agreements.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board considered the current and proposed subadvisory arrangements for the Portfolio: an allocation of 30% of the Portfolio’s assets to J.P. Morgan, 21% of the Portfolio’s assets to Boston Partners, 27% of the Portfolio’s assets to Goldman Sachs, and 19% of the Portfolio’s assets to Hotchkis & Wiley, the proposed combined effective subadvisory fee rate to be paid by the Manager to J.P. Morgan and the New Subadvisers would be higher than the effective subadvisory fee rates paid solely to J.P. Morgan and LMCG under the current subadvisory arrangement. However, the Board noted that because there will be no changes to the Portfolio’s management fee schedule and the proposed combined effective subadvisory fee rate to be paid by the Manager to J. P. Morgan and the New Subadvisers would be higher than the effective subadvisory fee rates paid under the current subadvisory arrangements, the proposed changes would not result in increased incremental revenue to the Manager.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the New Subadvisory Agreement with Boston Partners contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the New Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were similar to the benefits derived by each of the New Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board approved each of the New Subadvisory Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A, Exhibit B, and Exhibit C respectively.

Information about the New Subadvisers

Boston Partners Global Investors, Inc. (Boston Partners) is located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108. Boston Partners Global Investors, Inc. is a registered investment adviser organized in Delaware. As of December 31, 2021, Boston Partners’ total assets under management were approximately $96.1 billion.

Additional information about Boston Partners is attached as Exhibit D.

Goldman Sachs Asset Management, L.P. (Goldman Sachs) has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. As of December 31, 2021, Goldman Sachs, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $2.2 trillion. AUS includes assets under management and other client assets for which does not have full discretion. Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.

Additional information about Goldman Sachs is attached as Exhibit E.

Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2021, Hotchkis & Wiley had approximately $34.9 billion in assets under management. Hotchkis & Wiley's address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Additional information about Hotchkis & Wiley is attached as Exhibit F.

Terms of the New Subadvisory Agreements

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the J.P. Morgan Subadvisory Agreement. The Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the J.P. Morgan Subadvisory Agreement, the subadvisory fee rates under each of the New Subadvisory Agreements, and the subadvisory fees paid to the Subadvisers for the fiscal year ended December 31, 2021, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	New/Current Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2021
J.P. Morgan Investment Management Inc.	0.40% of average daily net assets	0.40% of average daily net assets	$ 2,014,238
LMCG Investments, LLC	0.40% of average daily net assets	N/A	$1,297,994
Boston Partners Global Investors, Inc.	N/A	0.450% of average daily net assets on the first $200 million; 0.425% of average daily net assets over $200 million;	N/A
Goldman Sachs Asset Management, L.P.*	N/A	0.50% of average daily net assets	N/A
Hotchkis and Wiley Capital Management, LLC	N/A	0.40% of average daily net assets	N/A

*GSAM: GSAM has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the portfolios or sleeves of portfolios subadvised by GSAM that are managed by the Manager. The waiver is based on the following percentages based on the combined average daily net assets of each of the portfolios or sleeves of portfolios subadvised by GSAM:

Combined Average Daily Net Assets	Percentage Fee Waiver
Up to $1 billion	2.5% Fee Reduction
Between $1 billion and $2.5 billion	5.0% Fee Reduction
Between $2.5 billion and $5.0 billion	7.5% Fee Reduction
Above $5.0 billion	10.0% Fee Reduction

Each New Subadvisory Agreement provides, as does the J.P. Morgan Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio, and (iii) each New Subadvisory Agreement may be terminated at any time by each New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadvisers will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Management and Advisory Arrangements

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $373.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2021, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $155.3 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees Paid for the Fiscal Year Ended December 31, 2021
AST Small-Cap Value Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

$ 5,923,254

* The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Small-Cap Value Portfolio	$ 2,078,818

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Small-Cap Value Portfolio	$ 749,765

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French
Secretary
Dated: April 27, 2022

Exhibit A

Advanced Series Trust

AST Small-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 19th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Boston Partners Global Investors, Inc., a Delaware corporation (Boston Partners or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as “Confidential Information.” Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral.

(b)

The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s Employees who require such access in order to provide the services to the Co-Managers.

(f)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund’s and/or Co-Managers’ Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

(h)

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers with physical access to the facilities and operations affected, facilitate the Co-Managers’ interviews with Employees and others involved in the matter, and make available to the Co-Managers all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(j)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser’s information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider. The retention of a broker or dealer for the execution of transactions for the Trust’s portfolio shall not be considered the retention of a third party covered by this Section 5.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at One Beacon Street, 29th Floor; Boston, MA 02108, Attention: Grace Hsu.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree prospectively to make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

BOSTON PARTNERS GLOBAL INVESTORS, INC.

By: /s/ William G. Butterfly, III

Name: William G. Butterfly, III

Title: General Counsel

By: /s/ Greg Varner

Name: Greg Varner

Title: Chief Financial Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Boston Partners Global Investors, Inc. (Boston Partners), PGIM Investments LLC and AST Investment Services, Inc. will pay Boston Partners a subadvisory fee on the net assets managed by Boston Partners that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
Boston Partners Global Investors, Inc.	0.450% of average daily net assets to $200 million; and 0.425% of average daily net assets over $200 million.

* In the event Boston Partners invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Boston Partners will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Boston Partners with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: January 19, 2022

Exhibit B

Advanced Series Trust

AST Small-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 19th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc.(ASTIS), a Maryland corporation (together, the Co-Managers), and Goldman Sachs Asset Management, L.P., a Delaware limited partnership (GSAM or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) that relate to the investment advisory services being provided by the Subadviser to the extent the Subadviser is required by law or regulation to be preparer and filer of such reports. Notwithstanding the foregoing, the Subadviser shall have no responsibility to monitor compliance limitations or restrictions specifically applicable to (i) the portions of the Trust’s portfolio not delegated to the Subadviser; or (ii) such portion of the Trust’s portfolio delegated to the Subadviser unless, with respect to this clause (ii) only, such limitations or restrictions are provided to the Subadviser either in writing or in the Prospectus and the Subadviser has consented to monitor such limitations or restrictions in the Prospectus upon execution of this Agreement or the Subadviser has consented to monitor such limitations or restrictions in a separate writing. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser may delegate certain of its investment advisory and other responsibilities and duties hereunder to one or more sub-subadvisers; subject to: (i) the prior written approval of the Co-Managers, (ii) the execution of a written Subadvisory Agreement between the Subadviser and its delegate, and (iii) the approval of such agreement by the Board of Trustees.

(v) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi) The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers. Further, the Co-Managers will direct the Trust’s custodian to honor orders and instructions by employees of the Subadviser designated by the Subadviser to settle transactions in respect of the portion of the Trust's investments allocated by the Co-Managers to the Subadviser.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Co-Managers understand and agree that if the Co-Managers manages the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(f) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio pursuant to the Subadviser’s proxy voting policy, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers. Notwithstanding the foregoing, the Trust and not the Subadviser shall be responsible for any and all filings in connection with class action lawsuits and securities litigations.

(h) The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Trust’s portfolio securities managed by the Subadviser and whether those market quotations are reliable for purposes of internally valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share, and (ii) with respect to any security or instrument held both by the Trust and a mutual fund where the Subadviser is the primary adviser (“GS Proprietary Fund”) the Subadviser further agrees to make reasonable efforts to: (i) notify the Co-Managers and its designated Accounting Agent within a reasonable timeframe (prior to 5 p.m. on such day) if the Subadviser believes the market price does not reflect the security’s or instrument’s fair value; and (ii) provide the Co-Managers that value assigned to such security or instrument within such GS Proprietary Fund, pursuant to the Subadviser’s procedures for determining the fair value of a security or instrument. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

Valuation levels for the assets listed in the monthly account statements delivered to the Co-Managers by the Subadviser will reflect the Subadviser’s good faith effort to ascertain fair market levels for the securities and other assets in the portion of the Trust’s portfolio delegated to the Subadviser based on pricing and valuation information believed by the Subadviser to be reliable for round lot sizes. These valuation levels may not be realized by the Trust upon liquidation of the assets delegated to the Subadviser under this Agreement. Upon reasonable request from the Co-Managers, the Subadviser will assist the Co-Managers and/or their custodian in obtaining reliable market quotations for purposes of valuing the Trust’s portfolio securities. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust in valuing securities of the Trust as may be required from time to time. The Co-Managers and the Trust acknowledge and agree that (i) the Subadviser shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Trust pursuant to the Trust’s Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Co-Managers hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes. In addition, the Subadviser will use its reasonable efforts to promptly notify the Co-Managers in the event that the Subadviser becomes aware that the Trust is carrying a security at a value that the Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

(i) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Managers to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as “Confidential Information.” Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral.

(b)

The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section. At the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser agrees to meet and discuss its Information Security Program with the Co-Managers.

(c)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(d)	The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(e)

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 72 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Trust’s or the Co-Managers’ Confidential Information may have occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers; designated representatives in the Co-Managers’ investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will make available to the Co-Managers all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

5. To the extent that the Subadviser engages a third-party service provider to provide direct services to the portion of the Trust’s portfolio as delegated to the Subadviser, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 200 West Street, New York, NY, 10282-2198, Attention Marci Green with a copy to 200 West Street, New York, NY 10282-2198, Attention: GSAM Legal Department.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agrees to (i) furnish the Subadviser, upon Subadviser’s request, representative samples of marketing and sales literature and other materials that expressly reference the Subadviser prior to final production and use or distribution of such literature and materials and (ii) not to use or distribute any such literature or materials if the Subadviser reasonably objects in writing within four (4) business days (or such other period as may be mutually agreed) after Subadviser’s receipt thereof. The Subadviser’s right to object to such literature and materials and provide proposed revisions is limited solely to the portions of such literature and materials that expressly relate to the Subadviser. Notwithstanding the forgoing, advance review and approval shall not be required from the Subadviser with respect to: (i) sales literature, applications, confirmation statements, account statements, or forms in which the Subadviser is only referenced in a listing of advisors to the Trust or short description of relevant variable insurance product investment options; (ii) web pages that solely refer to the name of the specific series of the Trust subadvised by GSAM and such series’ investment performance and/or portfolio holdings and that do not provide additional information relating to such series or GSAM; (iii) literature or materials that are based upon literature or materials that were previously approved by Subadviser where no material changes have been made to such previously approved literature or materials; or (iv) other materials as agreed upon mutually by the Co-Managers and the Subadviser. Notwithstanding the foregoing, for any literature or materials that are submitted to GSAM for its advance review and written approval in accordance with this Section 7, if GSAM does not, within four (4) business days of its receipt thereof, (or, with respect to Prospectuses, proxy statements, and reports to shareholders, within five (5) business days (or such other time as may be mutually agreed) after receipt thereof), expressly disapprove in writing or request in writing that specific changes be made to specific pieces of literature or other materials, then such pieces of literature or other materials shall be deemed approved by GSAM. If the Co-Managers or their affiliates agree in writing to incorporate into such literature or materials the specific changes requested by Subadviser, the Co-Managers and its affiliates shall not be required to re-submit such literature or materials to Subadviser for its review or approval. The Co-Managers further agrees to use its reasonable best efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser or descriptions previously provided by the Subadviser to the Co-Managers. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

It is understood that “Goldman Sachs & Co. LLC” or “Goldman Sachs” or any derivative names or logos associated with such name are the valuable property of the Subadviser, and that the Trust has the right to include such phrase so long as this Agreement shall continue.

9. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10. Each of the parties acknowledge that it may be provided or come into contact with Confidential Information of the other party. In recognition of the foregoing, each party covenants and agrees that: (i) it will treat as confidential the other party’s Confidential Information; (ii) it will use and disclose the other party’s Confidential Information solely for the purposes for which such information, or access to it, is provided (which in the case where the Subadviser is the receiving party, will be deemed to include disclosures required in connection with the investment and reinvestment of Trust assets, including to counterparties and other service providers) and the receiving party will not use or disclose such Confidential Information for its own purposes or for the benefit of anyone other than the disclosing party, including for purposes of replicating transactions in any assets other than Trust assets; (iii) it will not directly or indirectly disclose any Confidential Information of the other party to any third party, except with the disclosing party's prior written consent or as otherwise provided herein; and (iv) upon the termination of the Agreement, the receiving party shall, upon request of the disclosing party, promptly destroy or return Confidential Information. Notwithstanding the foregoing, the receiving party is permitted to disclose Confidential Information (i) to its counsel, accountants and other advisors, provided that the receiving party makes such recipient aware of the terms of this Section 10, (ii) to third parties who are under a duty of confidentiality to the receiving party; (iii) where the Subadviser is the receiving party, to counterparties and other third parties in connection with the Subadviser’s obligations under the Agreement , and (iv) if disclosure is required by law; provided that the receiving party shall notify the disclosing party in writing in advance of such disclosure, and provide the disclosing party with copies of any related information so that it may take appropriate action to protect the Confidential Information. “Confidential Information” shall be construed broadly and shall mean any written or oral information provided by the disclosing party to the receiving party pursuant to this Agreement.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By: /s/ Stacey Dematteis

Name: Stacey Dematteis

Title: Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Goldman Sachs Asset Management, L.P. (GSAM), PGIM Investments LLC and AST Investment Services, Inc. will pay GSAM an advisory fee on the net assets managed by GSAM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Small-Cap Value Portfolio	0.50% of average daily net assets

* In the event GSAM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, GSAM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to GSAM with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: January 19, 2022

Exhibit C

Advanced Series Trust

AST Small-Cap Value Portfolio

Subadvisory Agreement

Agreement made as of this 19th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Hotchkis and Wiley Capital Management, LLC, a Delaware limited liability company (Hotchkis & Wiley or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) as agreed upon with the Co-Managers on a case-by-case basis. The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser, or an affiliate or outsourced partner, shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) As of the date of this Agreement, the Subadviser is not a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a not member in good standing of the National Futures Association (the NFA). In the event that the Subadviser does register with the CFTC or becomes a member of the NFA, the Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h) The Subadviser shall be responsible for the voting, or abstaining from voting, of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(j) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) Each party acknowledges that, in the course of its engagement, each party may receive or have access to confidential and proprietary information of the other party or third parties with whom the parties conduct business. Such information is collectively referred to as “Confidential Information.” Confidential Information includes each party’s business and other proprietary information, written or oral.

(b)

Each party certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the other parties, or to any person who may be identified by Confidential Information. Each party shall immediately notify the other party if they are in material breach of this Section. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)

The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s Employees who require such access in order to provide the services to the Co-Managers.

(f)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund’s and/or Co-Managers’ Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

(h)

The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers with physical access to the facilities and operations affected, facilitate the Co-Managers’ interviews with Employees and others involved in the matter, and make available to the Co-Managers all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers’ rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(j)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser’s information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider. The Subadviser may outsource its backoffice operations to a third-party service provider and Co-Managers may consent to such arrangement, upon receiving information of the third-party service provider from the Subadviser.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 601 South Figueroa Street, 39th Floor, Los Angeles, California, 90017, Attention: Chief Operating Officer.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. The Subadviser may use the Co-Managers’ and names and the fund name listed on Schedule A to this Agreement on the Subadviser’s list of clients in marketing materials.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

By: /s/ Anna Marie Lopez

Name: Anna Marie Lopez

Title: Chief Operating Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), PGIM Investments LLC and AST Investment Services, Inc. will pay Hotchkis & Wiley a subadvisory fee on the net assets managed by Hotchkis & Wiley that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Small-Cap Value Portfolio	0.40% of average daily net assets

* In the event Hotchkis & Wiley invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Hotchkis & Wiley will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Hotchkis & Wiley with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: January 19, 2022

Exhibit D

Management of BOSTON PARTNERS GLOBAL INVESTORS, INC.

Boston Partners Global Investors, Inc. (Boston Partners) is located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108. Boston Partners Global Investors, Inc. is a registered investment adviser organized in Delaware. As of December 31, 2021, Boston Partners’ total assets under management were approximately $96.3 billion.

The table below lists the names, addresses, and positions of Boston Partners’ principal executive officer and each of its directors.

Name & Address*	Position
Joseph F. Feeney, Jr., 1 Beacon Street, 30th Floor, Boston, MA 02108	CEO, CIO, Director
Mark S. Kuzminskas, 1 Beacon Street, 30th Floor, Boston, MA 02108	COO
Greg A. Varner, 60 E. 42nd Street, Suite 1550, New York, NY 10165	CFO
William G. Butterly, III, 1 Beacon Street, 30th Floor, Boston, MA 02108	General Counsel, Secretary
Stanley H. Koyanagi, 2-4-1 Hamamatsu-Cho, South Tower, Minato-ku, Tokyo 105-6135 Japan	Director
Mark E. Donovan, 1 Beacon Street, 30th Floor, Boston, MA 02108	Director, Senior Portfolio Manager
Jeffrey A. Finley, 2001 Ross Avenue, Suite 1900, Dallas, TX 75201	Director
David G. Van Hooser, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606	Director

* The principal mailing address of the principal executive officer and each director is listed next to the individual.

Comparable Funds for which bOSTON Partners
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Boston Partners provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Boston Partners
Goldman Sachs GMS U.S. Small Cap Equity	$134.4	62.5 basis points (bps)
Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund	$190.6	62.5 bps
Goldman Sachs Trust II - Goldman Sachs Multi Manager Global	$13.7	62.5 bps

Exhibit E

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (Goldman Sachs) has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. As of December 31, 2021, Goldman Sachs, including its investment advisory affiliates, had assets under supervision (AUS) of approximately $2.2 trillion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.

The table below lists the names, addresses, and positions of Goldman Sachs’s principal executive officer and each of its directors.

Additional information about the officers and partners of Goldman Sachs is included in its Form ADV filed with the SEC (registration number 801-37591) and is incorporated herein by reference.

Name & Address*	Position
Shandling, Judith Leah	Chief Compliance Officer
Salisbury, Julian, Charles	Chief Executive Officer
Plutzer, David Seth	Chief Legal Officer
Sarsfield, Luke Aloysius	Co-Chief Executive Officer
Stein, Laurence	Chief Operating Officer

* The principal mailing address of the principal executive officer and each director is 200 West Street, New York, New York 10282.

Comparable Funds for which Goldman SACHS
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Goldman Sachs provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Goldman Sachs
AST Goldman Sachs Small-Cap Value Portfolio	$826.7	50 basis points (bps)
PSF SP Small -Cap Value Portfolio	$321.5	50 bps on first $500mm 45 bps thereafter
Representative Mutual Fund Account #1	$200.6	62 bps on first $50mm 60 bps on next $50mm 59bps thereafter
Goldman Sachs Small Cap Value Fund	$4,628.6	92 bps

Exhibit F

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2021, Hotchkis & Wiley had approximately $34.9 billion in assets under management. Hotchkis & Wiley's address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

The table below lists the names, addresses, and positions of Hotchkis & Wiley’s principal executive officer and each of its directors.

Name & Address*	Position
Scott McBride	Chief Executive Officer and Executive Committee Member
George Davis	Executive Chairman and Executive Committee Member
Christopher Nigel Hurst-Brown 26 Cresswell Place London SW10 9RB United Kingdom	Executive Committee Member
Douglas H. Martin 111 Center Street Little Rock, Arkansas 72201	Executive Committee Member
Anna Marie Lopez	Chief Operating Officer
Thomas Hirschmann	Head of Distribution
James Menvielle	Chief Financial Officer
Tina Kodama	Chief Compliance Officer

* Unless otherwise noted, the principal mailing address of the principal executive officer and each director of Hotchkis & Wiley is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Comparable Funds for which Hotchkis & Wiley
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Hotchkis & Wiley provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Hotchkis & Wiley
Hotchkis & Wiley Small Cap Diversified Value Fund	Hotchis & Wiley provides investment advisory services for the full fund - $496 million	0.65% on assets managed
Principal Funds Inc. - Small-MidCap Dividend Income Fund	Hotchkis & Wiley sub-advises a portion of this fund	Subadvisory fees are not publicly disclosed.
Columbia Funds Series Trust I - Multi-Manager Small Cap Equity Strategies Fund	Hotchkis & Wiley sub-advises a portion of this fund	Subadvisory fees are not publicly disclosed.
Great-West Funds Inc. - Great-West Small Cap Value Fund	Hotchkis & Wiley sub-advises a portion of this fund	Subadvisory fees are not publicly disclosed.
American Beacon Funds - American Beacon Small Cap Value Fund	Hotchkis & Wiley sub-advises a portion of this fund	Subadvisory fees are not publicly disclosed.
Wilshire Mutual Funds Inc. – Small Company Value Portfolio	Hotchkis & Wiley sub-advises a portion of this fund	Subadvisory fees are not publicly disclosed.

Exhibit G

Shareholder information

As of April 8, 2022, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 8, 2022, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Small-Cap Value Portfolio	Advanced Series Trust AST Advanced Strategies Portfolio Attn: Edward Campbell, 6th Floor	2 Gateway Ctr Newark, NJ 07102-5008	2,957,543.124/12.05%
	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102-0000	3,440,523.010/14.02%
	Prudential Annuity Life Assurance Corp. PALAC Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102-0000	5,082,339.496/20.71%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street Newark, NJ 07102	5,893,624.279/24.02%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street Newark, NJ 07102	3,639,330.454/14.83%

Advanced Series Trust
AST Small-Cap Value Portfolio

655 Broad Street
17th Floor
Newark, New Jersey 07102

Important Notice of internet availability
of Information Statement (the Notice)

The Information Statement referenced in this Notice is available at:
www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Small-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadvisers and new subadvisory agreements.

As discussed in the Information Statement, at a meeting held on January 18-19, 2022, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolio (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with Boston Partners Global Investors, Inc. (Boston Partners), Goldman Sachs Asset Management, L.P. (Goldman Sachs) and Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley and, together with Boston Partners and Goldman Sachs, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements with each of the New Subadvisers. Prior to February 18, 2022, LMCG Investments, LLC and J.P. Morgan Investment Management, Inc. (J.P. Morgan) served as subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside J.P. Morgan as subadvisers to the Portfolio and will not affect the subadvisory agreement with J.P. Morgan. The New Subadvisory Agreements became effective February 18, 2022. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreements. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 27, 2022, to all shareholders of record as of the close of business on February 18, 2022. A copy of the Information Statement will remain on the Portfolio’s website until July 29, 2022.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until July 29, 2022. To ensure prompt delivery, you should make your request no later than July 18, 2022. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTSCVIS